SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 1999
                                                 -------------

                              SpecTran Corporation
             (Exact name of registrant as specified in its charter)



               Delaware                    0-12489               04-2729372
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(State or other   jurisdiction       (Commission File No.)    (IRS Employer
     of incorporation)                                      Identification No.)

                       50 Hall Road, Sturbridge, MA      01566
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              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (508) 347-2261
                                                   ---------------

                                       N/A
          (Former name or former address, if changed since last report)

Item 2.       Acquisition or Disposition of Assets

              On June 30, 1999, Registrant's wholly-owned subsidiary, Applied Photonic Devices, Inc. ("APD"), sold its fifty percent interest in General Photonics, LLC, ("GP") to BICC General Cable Industries, Inc., ("BGC"). BGC (formerly known as General Cable Industries, Inc.) and APD formed GP in 1996 as a joint venture, with each party having a fifty percent interest in the venture. The purchase price paid by BGC for APD's interest in GP was $2,367,200 subject to (i) upward adjustment in an amount equal to fifty percent of any income realized by GP for the month of June 1999 or (ii) downward adjustment in an amount equal to fifty percent of any loss realized by GP during the month of June 1999. The $2,367,200 purchase price was determined through negotiations between the parties.

               As part of the transaction, Registrant and its affiliates have agreed that for a period of 18 months commencing June 30, 1999, they will not compete against the business presently conducted by GP in the United States, Canada and Mexico, with certain exceptions.

              Also on June 30, 1999, BGC caused GP to place an order with Registrant's wholly-owned subsidiary, SpecTran Communication Fiber Technologies, Inc. for 30,399 kilometers of optical fiber.

Item 7.       Financial Statements and Exhibits

              (c)   Exhibits.

              2.1 Agreement between BICC General Cable Industries, Inc., a Delaware corporation, Applied Photonic Devices, Inc., a Delaware corporation, General Photonics, LLC, a Delaware limited liability company, SpecTran
Communication Fiber Technologies, Inc., a Delaware corporation, SpecTran Corporation, a Delaware corporation and General Cable Corporation, a Delaware corporation, dated June 30, 19991.


1 Schedules A, B and C to Exhibit 2.1 have been omitted. Schedule A contains a list of other agreements to which the parties to Exhibit 2.1 were also parties to, Schedule B contains a list of optical fiber products to be purchased from SpecTran Communication Fiber Technologies, Inc. by GP and Schedule C contains the tax position APD and BGC have agreed to take with respect to the purchase price of APD's interest in GP. The Company undertakes to furnish supplementally a copy of any of the foregoing schedules to the Securities and Exchange Commission upon request.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SpecTran Corporation
                                                 -----------------------------
                                                     (Registrant)


Date:  July 13, 1999

                                              /s/  Charles B. Harrison
                                              ----------------------------------
                                              Charles B. Harrison, President and
                                              Chief Executive Officer

                                   EXHIBIT 2.1


                                    AGREEMENT

         This Agreement is dated June 30, 1999 and is among BICC General Cable Industries, Inc., a Delaware corporation ("BGC"), Applied Photonic Devices, Inc., a Delaware corporation ("APD"), General Photonics, LLC, a Delaware limited liability company ("GP"), SpecTran Communication Fiber Technologies, Inc., a Delaware corporation ("SCFT"), SpecTran Corporation, a Delaware corporation ("SpecTran"), and General Cable Corporation, a Delaware corporation ("GCC").

         WHEREAS, the parties hereto are parties to various agreements related to the formation and operations of GP as set forth on Schedule A hereto (the "Joint Venture Agreements");

        WHEREAS, BGC and APD each own a fifty percent membership interest in GP;

         WHEREAS, BGC wishes to purchase all of APD's membership interest in GP (the "APD Interest") and APD wishes to sell the APD Interest to BGC; and

         WHEREAS, the parties wish to terminate the Joint Venture Agreements and enter into the arrangements set forth in this Agreement;

         NOW THEREFORE, in consideration of the premises and mutual promises set forth herein, the parties agree as follows:

         1.       Certain Definitions.

                  (a) "Affiliate" shall mean any Person which controls, is owned by or under common control with, the specified other Person as evidenced by ownership of or the power to vote a majority or more of the voting stock or other evidence of ownership of such other Person or the ability to elect or control the vote of the majority of the board of directors or other governing body of such other Person.

                  (b)      "Business" shall mean

                           (i) the development,  manufacture,  and marketing of
optical fiber cables for open  architecture  networking applications
(i) intra-building and (ii) inter-building in a customer campus setting in the Territory;

                           (ii)    manufacturing    and    marketing    of   (a)
OEM-specified/proprietary and/or branded optical fiber cables or connectorized optical fiber cable assemblies used to interconnect those OEM components, subsystem or systems, (b) optical fiber cables used to monitor or control manufacturing equipment or processes and (c) certain projects (e.g., New York Transit Authority) in accordance with guidelines previously established by Super-Majority Approval of the Managers of GP.

         The  Business of GP shall not include  anything  except as set forth in
(i) and (ii) above and excludes,  for example,  manufacturing  and marketing of:
(a) uncabled fiber; (b) tactical military cables; (c) cables for geophysical systems and exploration equipment; (d) cables for trains, subways and trams; (e) cables for aerospace systems and platforms; (f) cables for medical devices, instruments and systems; or (g) active or passive assemblies of any type (except that some agreed amount of GP's revenues may be derived from the sale of the pre-connectorized cables and installation accessories including, but not limited to splitters, breakout kits and cable pulling devices as were manufactured by APD prior to December 23, 1996 having no added active or other passive devices, if requested by bulk cable manufacturers.

                   (c) "Business Plan" shall mean the annual plan specifying the scope and operation of the Business of GP, including its mission, financial and profitability goals, marketing and sales strategy, capital and borrowing needs, manufacturing operations, and other relevant matters, including a distribution policy.

                  (d) "Closing" has the meaning set forth in Section 4, below.

                  (e)  "Eighteen  Month  Period"  has the  meaning  set forth in
Section 6(a), below.

                  (f) "Fiber Purchase" has the meaning set forth in Section 8, below.

                  (g) "Force Majeure " shall mean if the performance of this Agreement or of any obligation hereunder, other than the payment of any money, is prevented, restricted or interfered with by reason of any act of God, civil disorder, strike, governmental act, war, general unavailability of raw materials in the market beyond the control of a party, or, without limiting the foregoing, by any other cause not within the control of a party hereto, then the party so affected, upon giving prompt notice to the other party, shall be excused from such performance to the extent of such prevention, restriction or interference; provided that the party so affected shall use its best reasonable efforts to avoid or remove such causes for nonperformance and shall continue performance hereunder with the utmost dispatch whenever such cases are removed.

                  (h) "June Results" shall have the meaning set forth in Section 3, below.

                  (i) "Person" means any individual, partnership, corporation, trust, limited liability company or other entity.

                  (j) "Products" shall mean optical fiber cables manufactured and sold by GP as of the date hereof.

                  (k) "Territory" means the North American Free Trade Area as presently constituted (United States, Canada, Mexico).

         2. Repayment of Loan. Immediately prior to the Closing, GP will repay U.S.$325,000 lent to it by APD by wire transfer of immediately available funds to an account to be designated by APD.

         3. Purchase and Sale of Interest. At the Closing, APD will sell to BGC and BGC will buy from APD the APD Interest for the sum of U.S. $2,367,200, subject to (i) upward adjustment in an amount equal to fifty percent of any income realized by GP for the month of June 1999 or (ii) downward adjustment in an amount equal to fifty percent of any loss realized by GP during the month of June 1999 (the "Purchase Price"). The parties agree that only normal month end adjustments will be applied to GP's June 1999 financial results (the "June Results") and that the Fiber Purchase that will be made after the Closing but still on June 30, 1999 will not be considered in calculating GP's June 1999 financial results.

         4. Closing. The closing (the "Closing") for the sale and purchase of the APD Interest will be June 30, 1999, noon, Eastern Standard Time. At the Closing, the Class A Managers of GP will submit resignations to GP.

         5. Payment. At the Closing, BGC will pay to APD the sum of $2,367,200 by wire transfer of immediately available funds to an account to be designated by APD. Any amounts payable pursuant to Section 3, above, resulting from an adjustment to the Purchase Price will be paid by APD to BGC, if GP realizes a loss for June 1999, or by BGC to APD, if GP realizes a gain for June 1999, as the case may be, within five days after the date that GP has determined its June Results, but in no event later than July 20, 1999. GP will notify APD and BGC promptly after determining the June Results. If BGC or APD disagrees with GP's determination of the June Results, any adjustment necessary will be paid within five days after BGC and APD reach agreement on the June Results. If BGC and APD cannot reach agreement by July 31, 1999, Deloitte & Touche, GP's present auditors, will determine the June Results in accordance with this Agreement, which determination shall be binding on BGC and APD. Any adjustment necessary based on Deloitte & Touche's determination of the June Results will be paid by the appropriate party within five days after Deloitte & Touche advises the parties of its determination.

         6.       Non-Competition.

                  (a) For eighteen months from the date of this Agreement (the "Eighteen Month Period") SpecTran will not and will cause its Affiliates to not, compete with GP or its successor in the Business in the Territory; provided, however, that nothing herein is intended to prevent any Person which has an existing business that is competitive with GP or its successor from continuing such business in the event such Person acquires SpecTran or an Affiliate thereof which is subject to this non-competition provision and, further, that during the Eighteen Month Period, if an Affiliate of SpecTran ceases to be an Affiliate, then the provisions hereof relating to Affiliates will cease to apply to such entity.

                  (b) The parties also agree that notwithstanding anything in this Agreement to the contrary:

                  (i) it shall not be deemed  a  violation of this Agreement for
     SpecTran's Affiliate, SpecTran Specialty Optics Company, to manufacture and market (i) specified, proprietary and/or branded optical cables or connectorized optical fiber cable assemblies used to interconnect components, subsystems or systems, LANs and I/O device networks (provided, however, that SSOC will not compete with GP with respect to the private label business for standard open architecture customer premise systems currently conducted by GP), (ii) optical fiber cables used to monitor or control manufacturing equipment or processes and (iii) specific WAN, specialized communication jumpers and cables, and remote sensing cables (e.g., New York Transit Authority).

                           (ii) during the Eighteen  Month  Period,  APD, at its
election, may purchase from GP or its successor, and BGC shall cause GP or its successor to sell to APD the greater of (i) fifty percent (50%) of the annual planned manufacturing capacity for the Products of GP for calendar year 1998 as defined in the Business Plan or (ii) fifty percent (50%) of the actual amount of GP's sales of Products in 1998 multiplied by the percentage amount of associated market growth in respect to those product sales as determined using a one year trailing indicator mutually agreed upon by APD and BGC; and

                           (iii) during The Eighteen Month Period, APD may serve
the Business in the Territory only with products purchased from GP or its successor, unless for any reason (whether or not a Force Majeure Event has occurred) GP or its successor is unable to provide such Products in the quantities required, or GP or its successor elects not to or fails to do so, in which case APD will be permitted to purchase such products from third persons until GP or its successor can demonstrate to APD's reasonable satisfaction that it is able and willing to provide such products in the quantities required, but only up to the maximum amount it would have otherwise purchased from GP or its successor plus such additional amounts that APD and BGC reasonably expect that GP or its successor will not be able to provide. Prices to be charged to APD for sales of Products under clauses (ii) and (iii) of this
Section 6(b) will be established using the same or a similar mechanism to establish the prices at which GP had been selling Products to BGC prior to the date of this Agreement.

                  (c) The parties hereto, on behalf of themselves and their respective Affiliates, each agrees and acknowledges that a breach by any of the parties hereto or any of their respective Affiliates of any covenant or provision in this Section 6 would result in immediate and irreparable damages to the non-breaching parties that could not adequately be compensated for by monetary award. Accordingly, the parties agree that, in addition to all other remedies available to them, the non-breaching parties shall be entitled to the immediate remedy of a restraining order, interim injunction or other form of injunctive relief as may be decreed or issued by any court of competent jurisdiction to restrain or enjoin the breaching party from breaching or threatening to breach any such covenant or provision, and the breaching party will not raise as a defense that the non-breaching parties have an adequate remedy at law.

         7. Certain Employee Responsibility. APD hereby agrees to employ and/or be responsible for any termination payments and obligations, including severance amounts due to Crawford L. Cutts, presently the President of GP.

         8. Fiber Sale. Immediately after the Closing, but still on June 30, 1999, SCFT agrees to sell and GP or its successor agrees to buy the quantities and types of optical fiber described on the attached Schedule B to this Agreement at the prices set forth and upon the terms and conditions described therein (the "Fiber Purchase"), subject to the second sentence of Section 3 hereof.

         9. Agreements of No Further Force and Effect. The parties agree that upon consummation of the Closing, the Joint Venture Agreements will have no further force and effect and will be deemed terminated. Without in any way limiting the generality of the foregoing, subject to the consummation of the Closing, each party hereto hereby knowingly and voluntarily waives, releases and discharges each of the other parties hereto, their respective predecessors, successors, subsidiaries and Affiliates, and their respective employees, agents, officers, directors and managers (individually referred to as a "Releasee" and collectively referred to as "Releasees") from any and all claims, liabilities, demands, suits and causes of action, whether fixed or contingent, direct or indirect, of any kind or nature, which such party may now or hereafter have or now or hereafter claim to have against any Releasee related in any way to the Joint Venture Agreements, including but not limited to the execution, performance and termination thereof. Notwithstanding the foregoing, nothing herein is intended as a waiver by SCFT of its right to receive payment for sales of optical fiber to GP prior to the date hereof. Payment of such amounts will be made by GP when due in the ordinary course of business.

         10. Representations and Warranties of BGC and GCC. BGC and GCC hereby represent and warrant to SpecTran, APD, SCFT and GP as follows:

                  (a) Each of BGC and GCC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby.

                  (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by each of BGC and GCC. This Agreement constitutes a valid and binding obligation of BGC and GCC, as applicable, enforceable against each of them in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditor's rights generally, and subject to judicial discretion in the enforcement of equitable remedies.

                  (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, do not and will not (i) violate or conflict with the Certificate of Incorporation or By-laws of BGC or GCC; (b) conflict with or result in the breach or termination of, or constitute a default or make effective a right of cancellation, acceleration or first refusal under (i) any material agreement, instrument, contract or commitment to which BGC or GCC is a party or by which any of their respective properties is bound; (ii) constitute a violation in any material respect of any law, statute, ordinance, order or regulation applicable to BGC or GCC or any of their respective properties; or (iii) result in the creation of any lien, encumbrance or security interest upon any property of BGC or GCC. No consent, approval or authorization of, or designation, declaration or filing with, any governmental agency or body, is required on the party of BGC or GCC in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (d) There is no litigation, proceeding, government investigation or claim pending, or to BGC's or GCC's knowledge2, threatened, against BGC or GCC relating to this Agreement or the transactions contemplated hereby, not does BGC or GCC know of any basis for any such litigation, proceeding, government investigation or claim.

                  (e) Neither BGC nor GCC has violated any statute, order, rule or regulations which would prevent the consummation of the transactions contemplated herein.

         11. Representations and Warranties of APD, SpecTran and SCFT. APD, SpecTran and SCFT hereby represent and warrant to BGC, GCC and GP as follows:

                  (a) Each of APD, SpecTran and SCFT is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby.

                  (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by each of APD, SpecTran and SCFT. This Agreement constitutes a valid and binding obligation of APD, SpecTran and SCFT, as applicable, enforceable against each of them in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditor's rights generally, and subject to judicial discretion in the enforcement of equitable remedies.

                  (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, do not and will not (i) violate or conflict with the Certificate of Incorporation or By-laws of APD, SpecTran or SCFT; (b) conflict with or result in the breach or termination of, or constitute a default or make effective a right of cancellation, acceleration or first refusal under (i) any material agreement, instrument, contract or commitment to which APD, SpecTran or SCFT is a party or by which any of their respective properties is bound; (ii) constitute a violation in any material respect of any law, statute, ordinance, order or regulation applicable to APD, SpecTran or SCFT or any of their respective properties; or (iii) result in the creation of any lien, encumbrance or security interest upon any property of APD, SpecTran or SCFT. No consent, approval or authorization of, or designation, declaration or filing with, any governmental agency or body, is required on the party of APD, SpecTran or SCFT in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (d) There is no litigation, proceeding, government investigation or claim pending, or to APD's, SpecTran's or SCFT's knowledge, threatened, against APD, SpecTran or SCFT relating to this Agreement or the transactions contemplated hereby, not does APD, SpecTran or SCFT know of any basis for any such litigation, proceeding, government investigation or claim.


2 For the purposes of this Agreement, references to a matter being to a party's "knowledge", means the actual knowledge of the party's officers, directors and managers (as the case may be) without having undertaken any investigation or inquiry.

                  (e) Neither APD, SpecTran nor SCFT has violated any statute, order, rule or regulations which would prevent the consummation of the transactions contemplated herein.

         12. Representations and Warranties of GP. GP hereby represents and warrants to SpecTran, APD, SCFT, BGC and GCC as follows:

                  (a) GP is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby.

                  (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action by the managers and members of GP. This Agreement constitutes a valid and binding obligation of GP, enforceable against GP in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditor's rights generally, and subject to judicial discretion in the enforcement of equitable remedies.

                  (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, do not and will not (i) violate or conflict with Certificate of Formation or Limited Liability Company Agreement of GP; (b) conflict with or result in the breach or termination of, or constitute a default or make effective a right of cancellation, acceleration or first refusal under (i) any material agreement, instrument, contract or commitment to which GP is a party or by which any of its properties is bound; (ii) constitute a violation in any material respect of any law, statute, ordinance, order or regulation applicable to GP or any of its properties; or (iii) result in the creation of any lien, encumbrance or security interest upon any property of GP. No consent, approval or authorization of, or designation, declaration or filing with, any governmental agency or body, is required on the party of GP in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (d) There is no litigation, proceeding, government investigation or claim pending, or to GP's knowledge, threatened, against GP relating to this Agreement or the transactions contemplated hereby, not does GP know of any basis for any such litigation, proceeding, government investigation or claim.

                  (e)  GP  has  not  violated  any  statute,   order,   rule  or
regulations   which  would  prevent  the   consummation   of  the   transactions
contemplated herein.

         13. Records Retention. After the Closing, GP will maintain all books, records, files and other documents relating to its business in the same manner as heretofore done and in any event in a safe and secure location consistent with prudent business practices. GP will permit APD and its representatives access to all such materials at reasonable times upon reasonable notice to the extent reasonably necessary for APD and its Affiliates to prepare financial statements and tax returns and to respond to any inquiry, subpoena or other legal process relating to APD's investment in GP and/or the sale thereof as contemplated in this Agreement.

         14. Tax Returns. BGC and APD agree that the underlying value of partnership assets attributable to APD's interest in GP is as reflected in Schedule C hereto. Neither BGC nor APD will file tax returns or take tax positions inconsistent with the agreed values reflected in Schedule C.

         15.      Miscellaneous.

                  (a) Survival. All agreements and obligations of the parties hereunder which by virtue of their nature, require performance after the execution of this Agreement, shall survive the execution and delivery of this Agreement and the Closing.

                  (b) Entire Agreement. This Agreement, including the Schedules referred to herein, constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. There are no other representations or warranties, whether written or oral, among any of the parties in connection with the subject matter hereof, except as expressly set forth herein.

                  (c) Amendment. This Agreement may not be amended, modified or supplemented except in a writing signed by each of the parties.

                  (d) Waiver. No waiver by any party of any default or breach of any term, condition or covenant of this Agreement shall be deemed to be a waiver of any subsequent default or breach of the same or any other term, condition or covenant contained herein, nor shall it be effective unless in writing and signed by the party to be charged therewith. The failure of any party hereto to enforce at any time or for any period of time any provision hereof in accordance with its terms shall not be construed to be a waiver of such provision or of the right of such party thereafter to enforce any provision hereof.

                  (e) Assignments; Parties in Interest. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties hereto who are not Affiliates of the assigning party, except that the rights, interests, and obligations of any party hereto may be assigned to any party which acquires all or substantially all of the assets of a party or with which a party is merged or consolidated. Subject to the preceding sentence, this Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except as otherwise provided herein.

                  (f) Notices. All notices or other communications under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile (with confirmation of receipt), or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows (notice by e-mail will not be considered a notice or communication under this Agreement):

         If to SpecTran, APD
           or SCFT:                        SpecTran Corporation
                                           50 Hall Road
                                           Sturbridge, Massachusetts 01566
                                           Attention: Charles B. Harrison,
                                           President and Chief Executive Officer
                                           Facsimile:  (508) 347-8626

         With a copy to:                   Nordlicht & Hand
                                           Olympic Tower
                                           645 Fifth Avenue
                                           New York, New York
                                           Attention:  Ira S. Nordlicht, Esq.
                                           Facsimile: (212) 421-0499

         If to GCC:                        General Cable Corporation
                                           4 Tesseneeer Drive
                                           Highland Heights, Kentucky 41076
                                           Attention:  Robert J. Siverd
                                           Facsimile: (606) 572-8444

         If to BGC:                        BICC General Cable Industries, Inc.
                                           4 Tesseneeer Drive
                                           Highland Heights, Kentucky 41076
                                           Attention:  Robert J. Siverd
                                           Facsimile: (606) 572-8444

          If to GP:                        General Photonics, LLC
                                           300 Lake Road
                                           Dayville, Connecticut 06241
                                           Attention:  President
                                           Facsimile: (860) 774-1227

or to such other address as any party may have furnished to the other parties in writing in accordance with this Section.

                  (g) Further Assurances. From time to time after the execution and delivery of this Agreement, upon the reasonable request of any party hereto, the other party or parties hereto shall execute and deliver or cause to be executed and delivered such further instruments, and take such further action, as the requesting party may reasonably request in order to effectuate fully the purposes, terms and conditions of this Agreement.

                  (h) Fees and Expenses. All reasonable fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement (including legal fees) shall be paid by the party that incurred such fees and expenses.

                  (i) Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute a single agreement.

                  (k) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economics or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon determination that any term or other provision hereof is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                  (l) Public Announcements. No party to this Agreement will make any public announcement regarding the execution hereof or of the transactions contemplated herein, except as may otherwise be required by law, and except that SpecTran and GCC will issue a press release announcing the sale and purchase of SpecTran's interest in GP. The parties will cooperate regarding the timing of and nature of any such public announcement and will provide copies of such press releases to each other prior to the public dissemination thereof.

                  (m) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware (without giving effect to the provisions thereof relating to conflicts of law). The parties hereby irrevocably consent to the non-exclusive jurisdiction of the State and Federal Courts situated in the Southern District of New York over any dispute arising out of this Agreement and will not raise as a defense to such jurisdiction the defense of forum non conveniens.


             THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written:

                            GENERAL CABLE CORPORATION


                                           By: /s/ Robert J. Siverd

                                           Name: Robert J. Siverd

                                           Title: Executive Vice President

                                           BICC GENERAL CABLE INDUSTRIES, INC.


                                           By: /s/ Robert J. Siverd

                                           Name: Robert J. Siverd

                                           Title: Executive Vice President

                                           SPECTRAN CORPORATION


                                           By: /s/ Charles B. Harrison
                                           Charles B. Harrison
                                           President and Chief Executive Officer

                                           APPLIED PHOTONIC DEVICES, INC.


                                           By: /s/ Charles B. Harrison
                                           Charles B. Harrison
                                           President and Chief Executive Officer

                                           SPECTRAN COMMUNICATION FIBER
                                           TECHNOLOGIES, INC.


                                           By: /s/ Charles B. Harrison
                                           Charles B. Harrison
                                           Chief Executive Officer

                                           GENERAL PHOTONICS, LLC


                                           By: /s/ Crawford L. Cutts
                                           Crawford L. Cutts
                                           President